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                                              Subsidiaries


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Name                                       Jurisdiction             Other names under which Subsidiary      Percentage
                                        of Incorporation                       does business                Beneficial
                                                                                                            Ownership

-------------------------------------------------------------------------------------------------------------------------
1.  DOMESTIC OPERATING SUBSIDIARIES
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Daisy Parts, Inc.                            Michigan               Eagle-Picher                                100
                                                                    Eagle-Picher Industries
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Eagle-Picher Development Company,            Delaware               Eagle-Picher                                100
Inc.                                                                Eagle-Picher Industries
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Eagle-Picher Far East, Inc.                  Delaware               Eagle-Picher                                100
                                                                    Eagle-Picher Industries
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Eagle-Picher Fluid Systems, Inc.             Michigan               Eagle-Picher                                100
                                                                    Eagle-Picher Industries
                                                                    Eagle-Picher Automotive
                                                                    Eagle-Picher Fluid Systems
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Eagle-Picher Minerals, Inc.                   Nevada                Eagle-Picher                                100
                                                                    Eagle-Picher Industries
                                                                    Eagle-Picher Automotive
                                                                    Eagle-Picher Fluid Systems
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Hillsdale Tool & Manufacturing  Co.          Michigan               Eagle-Picher                                100
                                                                    Eagle-Picher Industries
                                                                    Eagle-Picher Automotive
                                                                    Daisy Parts
                                                                    Hillsdale Tool
                                                                    Hillsdale Tool & Manufacturing
-------------------------------------------------------------------------------------------------------------------------
Michigan Automotive Research                 Michigan               Eagle-Picher                                100
Corporation                                                         Eagle-Picher Industries
                                                                    Eagle-Picher Automotive
                                                                    MARCO
                                                                    Michigan Automotive Research
                                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------
Eagle-Picher Technologies, LLC               Delaware               Eagle-Picher                                100
                                                                    Eagle-Picher Industries
                                                                    Technologies
                                                                    Chemsyn Science Laboratories
-------------------------------------------------------------------------------------------------------------------------
2.  FOREIGN SUBSIDIARIES
-------------------------------------------------------------------------------------------------------------------------
Eagle-Picher Automotive GmbH                 Germany                                                            100
-------------------------------------------------------------------------------------------------------------------------
Eagle-Picher Espana, S.A.                     Spain                                                             100
-------------------------------------------------------------------------------------------------------------------------
Eagle-Picher Fluid Systems Ltd.          England & Wales                                                        100
-------------------------------------------------------------------------------------------------------------------------
Eagle-Picher Hillsdale Limited           England & Wales                                                        100
-------------------------------------------------------------------------------------------------------------------------
Eagle-Picher Industries Europe B.V.        Netherlands                                                          100
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Eagle-Picher Technologies GmbH               Germany                                                            100
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Name                                       Jurisdiction             Other names under which Subsidiary      Percentage
                                        of Incorporation                       does business                Beneficial
                                                                                                            Ownership

-------------------------------------------------------------------------------------------------------------------------
Eagle-Picher Industries of Canada        Ontario, Canada                                                        100
Limited
-------------------------------------------------------------------------------------------------------------------------
Eagle-Picher Minerals  International          France                                                            100
S.A.R.L.
-------------------------------------------------------------------------------------------------------------------------
Eagle-Picher UK Limited                   England & Wales                                                       100
-------------------------------------------------------------------------------------------------------------------------
Eagle-Picher Wolverine GmbH                   Germany                                                           100
-------------------------------------------------------------------------------------------------------------------------
Eagle-Picher, Inc.                        Virgin Islands                                                        100
-------------------------------------------------------------------------------------------------------------------------
EPTEC, S.A. de C.V.                            Mexico                                                           100
-------------------------------------------------------------------------------------------------------------------------
Equipos de Acuna, S.A. de C.V.                 Mexico                                                           100*
-------------------------------------------------------------------------------------------------------------------------
United Minerals GmbH & Co. KG                 Germany                                                           100
-------------------------------------------------------------------------------------------------------------------------
United Minerals Verwaltungs-und               Germany                                                           100
Beteiligungs GmbH
-------------------------------------------------------------------------------------------------------------------------
3.  IMMATERIAL SUBSIDIARIES
-------------------------------------------------------------------------------------------------------------------------
Ross Aluminum Foundries, Inc.                  Ohio                                                            100
-------------------------------------------------------------------------------------------------------------------------
Cincinnati Industrial Machinery Sales          Ohio                                                            100
Company
-------------------------------------------------------------------------------------------------------------------------
4. PARTIALLY-OWNED SUBSIDIARIES
-------------------------------------------------------------------------------------------------------------------------
Diehl & Eagle-Picher GmbH                     Germany                                                           45
-------------------------------------------------------------------------------------------------------------------------
Eagle-Picher-Boge, L.L.C.                    Delaware                                                           45
-------------------------------------------------------------------------------------------------------------------------
Yamanaka EP Corporation                        Japan                                                            35
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Eagle-Picher Imperial Auto
Industries Private Limited                     India                                                            50
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* One qualifying share is held by James A. Ralston.


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